Convertible Loan Notes (Details Textual)	12 Months Ended
Dec. 31, 2018
Convertible Loan Notes (Textual)
Description of convertible loan notes	From the date of the reverse acquisition a convertible loan note of $247k was in existence as detailed in the Admission Document dated 31 March 2014. Proceeds of the subscriptions for the notes are to be used exclusively to finance the company's on-going working capital requirements. The terms of the loan note are that the loan notes, plus accrued interest at a rate of 4 per cent above Bank of England base rate per annum, will convert into ordinary shares in the company at a price of £0.10 per share at the election of Planwise any time after the second anniversary of the readmission to AIM on 24 April 2014.